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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              _____________________

                                    FORM 8-K
                              _____________________


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2005


                              _____________________

                        GOLDEN WEST FINANCIAL CORPORATION

                              _____________________



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420







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Item 7.01  Regulation FD Disclosure.

     The following information is furnished under Item 2.02 (Results of Operations and Financial Condition).

     Exhibit No.       Exhibit
     -----------       -------

            99.1       First Quarter 2005 Earnings Press Release

            99.2       March 2005 Thirteen Month Statistical Data Press Release







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GOLDEN WEST FINANCIAL CORPORATION


Dated: April 20, 2005                        By: /s/ Russell W. Kettell
                                                 -------------------------------
                                                 Russell W. Kettell
                                                 President and
                                                 Chief Financial Officer